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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                        ---------------------------------


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 27, 2003

                         Commission File Number 1-13340

                       Mid Atlantic Medical Services, Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


                Delaware                               52-1481661
                --------                               ----------
        (State of incorporation)          (I.R.S. Employer Identification No.)

                     4 Taft Court, Rockville, Maryland 20850
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              (Address of principal executive offices and zip code)


                                 (301) 294-5140
                         (Registrant's telephone number)





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Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On October 27, 2003, Mid Atlantic Medical Services, Inc., a Delaware corporation ("MAMSI"), issued a press release announcing that it had entered into an Agreement and Plan of Merger with UnitedHealth Group Incorporated, a Minnesota corporation ("UnitedHealth Group"), and MU Acquisition LLC, a Delaware limited liability company and wholly-owned subsidiary of UnitedHealth Group ("Merger Sub"), for UnitedHealth Group to acquire MAMSI. The transaction will be accomplished by the merger of MAMSI with and into Merger Sub.

     A copy of the  Agreement  and Plan of Merger is attached  hereto as Exhibit
2.1 and a copy of the press release is attached hereto as Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      2.1   Agreement and Plan of Merger dated October 26, 2003

      99.1  Press release dated October 27, 2003

SAFE HARBOR  STATEMENT  UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF
1995:

     All forward-looking information contained in this release is based on management's current knowledge of factors, all with inherent risks and uncertainties, affecting MAMSI's business. MAMSI's actual results may differ materially if these assumptions prove invalid. Significant risk factors, while not all-inclusive, are: the possibility of increasing price competition in the Company's service area; the effect of a weak economy on the Company; the effect on the Company due to the acts of terrorism and the threat of future attacks; the possibility that the Company is not able to increase its market share at the anticipated premium rates; the possibility of increased litigation, legislation or regulation (such as the numerous class action lawsuits that have been filed against managed care companies and the pending initiatives to increase health care regulation) that might have the potential for increased costs, and/or increased regulation of rates which might have the potential to decrease revenue; the inability to predict and control medical expenses due to increased utilization by the Company's membership, increased practitioner and pharmaceutical costs, federal or state mandates that increase benefits or limit the Company's oversight ability, the ultimate accuracy of the Company's estimate of the liability for incurred but not reported claims, the potential for disputes under its risk-sharing arrangements, and the Company's ability to maintain and renew these arrangements; and the possibility that the Company is not able to negotiate new or renewal contracts with appropriate physicians, other health care practitioners, hospitals and facilities.

     The list of significant risk factors is not intended to be exhaustive. There may be other risk factors that would preclude the Company from realizing the predictions made in the forward-looking statements. While the Company may periodically update this discussion of risk factors, the Company does not undertake to update any forward-looking statement that may be made by or on behalf of the Company prior to its next required filing with the Securities and Exchange Commission.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Mid Atlantic Medical Services, Inc.


Dated:  October 27, 2003            By:   /s/ Mark D. Groban, M.D.
                                          ------------------------------------
                                          Mark D. Groban, M.D.
                                          Chairman of the Board of Directors